THE GABELLI ABC FUND

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2000

         "Give a man a fish and you feed him for a day.
         Teach him how to arbitrage and you feed him forever."
                - Warren Buffett

                                                          [BOOK GRAPHIC OMITTED]

TO OUR SHAREHOLDERS,

     Declining market interest rates (bond yields), a quiescent Federal Reserve, and reasonable second quarter earnings spawned a late summer rally, temporarily putting the Standard & Poor's 500 ("S & P") and Nasdaq Composite ("Nasdaq") Indices into positive performance territory for the year. However, stocks retreated in September as higher oil prices, the plummeting Euro, and third quarter earnings jitters eroded investor confidence. The Dow Jones Industrial Average ("DJIA") managed a slight gain for the third quarter, but the S&P 500 and the Nasdaq Composite Indices closed with losses.

     The performance of the ABC Fund's equity holdings was mixed. However, our risk arbitrage positions proved rewarding and our substantial cash reserves insulated the portfolio during this volatile market environment.

INVESTMENT PERFORMANCE

     For the third quarter ended September 30, 2000, The Gabelli ABC Fund's (the Fund") total return was 2.83%. The Standard & Poor's ("S&P") 500 Index declined 0.97% while the Lipper U.S. Treasury Money Market Average had a total return of 1.43% over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 10.30% over the trailing twelve-month period. The S&P 500 Index and Lipper U.S. Treasury Money Market Average rose 13.27% and 5.20%, respectively, over the same twelve-month period.

INVESTMENT RESULTS (a)
                                                        QUARTER
                                         -----------------------------------------
                                         1st         2nd         3rd         4th       Year
                                        -----       -----       -----       -----      ----
  2000:   Net Asset Value ...........    $9.67       $9.89     $10.17       --           --
          Total Return ..............     2.4%        2.3%       2.8%       --           --
--------------------------------------------------------------------------------------------
  1999:   Net Asset Value ...........    $9.65      $10.20     $10.21      $9.44       $9.44
          Total Return ..............     0.6%        5.7%       0.1%       2.4%        9.0%
---------------------------------------------------------------------------------------------
  1998:   Net Asset Value ...........   $10.64      $10.68     $10.16      $9.59       $9.59
          Total Return ..............     4.0%        0.4%      (4.9)%     11.9%       11.1%
---------------------------------------------------------------------------------------------
  1997:   Net Asset Value ...........    $9.98      $10.45     $10.74     $10.23      $10.23
          Total Return ..............     1.4%        4.7%       2.8%       3.3%       12.8%
---------------------------------------------------------------------------------------------
  1996:   Net Asset Value ...........   $10.10      $10.16      $9.77      $9.84       $9.84
          Total Return ..............     4.1%        0.6%       0.8%       2.2%        7.8%
---------------------------------------------------------------------------------------------
  1995:   Net Asset Value ...........    $9.94      $10.14     $10.41      $9.71       $9.71
          Total Return ..............     3.9%        2.0%       2.7%       2.2%       11.2%
---------------------------------------------------------------------------------------------
  1994:   Net Asset Value ...........   $10.12      $10.11     $10.42      $9.57       $9.57
          Total Return ..............     0.9%       (0.1)%      3.1%       0.6%        4.5%
---------------------------------------------------------------------------------------------
  1993:   Net Asset Value ...........     --        $10.10     $10.63     $10.03      $10.03
          Total Return ..............     --         1.0%(b)     5.2%       2.6%        9.1%(b)
---------------------------------------------------------------------------------------------

--------------------------------------------------------
    AVERAGE ANNUAL RETURNS - SEPTEMBER 30, 2000 (A)
--------------------------------------------------------
  1 Year .....................................   10.30%
  3 Year .....................................   10.47%
  Life of Fund (b) ...........................    9.92%
--------------------------------------------------------

                    Dividend History
--------------------------------------------------------
Payment (ex) Date    Rate Per Share  Reinvestment  Price
-----------------    --------------  -------------------
December 27, 1999        $1.000           $ 9.32
December 28, 1998        $1.763           $ 9.50
December 29, 1997        $0.860           $10.17
December 27, 1996        $0.146           $ 9.83
September 30, 1996       $0.470           $ 9.77
December 28, 1995        $0.930           $ 9.71
December 28, 1994        $0.910           $ 9.52
December 31, 1993        $0.880           $10.03

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on May 14, 1993.
--------------------------------------------------------------------------------

                                                      [PYRAMID GRAPHIC OMITTED]
                                                       Pyramid text as follows:
                                                                 EPS
                                                                 PMV
                                                              MANAGEMENT
                                                               CASH FLOW
                                                               RESEARCH

     For the five-year period ended September 30, 2000, the Fund's total return averaged 10.15% annually versus average annual total returns of 21.68% and 4.82% for the S&P 500 Index and Lipper U.S. Treasury Money Market Average,
respectively. Since inception on May 14, 1993 through September 30, 2000, the Fund had a cumulative total return of 101.13%, which equates to an average annual total return of 9.92%.

COMMENTARY

THE FIVE E'S

     In the third quarter of 2000, investors focused on the five E's--Energy, the Euro, the Economy, Earnings, and the Election. We will share our perspective on the five E's and offer an opinion on how they may impact the market going forward.

ENERGY

     The price of oil hit a ten-year high in the third quarter. Gasoline prices exceeded $2.00 per gallon in many areas of the country this summer and home heating costs are expected to rise by 50% this winter. Rising oil prices have already sparked demonstrations in Europe and energy has become a political issue in the U.S. as well. Although OPEC has increased production and is publicly targeting a $25 to $28 per barrel price, global inventories are still tight and the price of oil remains well over $30 per barrel. The U.S. is attempting to influence the world energy market by dipping into its strategic oil reserves. However, this is not likely to have a meaningful near term impact on oil prices. Treasury Secretary Lawrence Summers recently characterized high oil prices as the biggest cloud in the relatively blue sky" of a fundamentally sound global economy. We agree.

     We do not anticipate a repeat of the 1973-74 oil shock, which sent the global economy into recession and sparked the last great bear market in stocks. After the Gulf War, we doubt Middle East oil producers, particularly the Saudi's, would risk alienating their protectors. Only in our worst nightmares do we consider the impact that $50 per barrel of oil would have on today's equity markets. Our best guess is that oil prices will decline from their peaks, but remain high enough to keep pressure on global economies.

THE EURO

[GRAPHIC OMITTED]

                              EURO VS. U.S. DOLLAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

          1999    2000
         ------  ------
Jan      1.1874  1.0155
         1.1761  1.0309
         1.1637  1.0335
         1.1675  1.0324
         1.1556  1.0294
         1.1535  1.0252
         1.1555  1.0322
         1.1698  1.0281
         1.1687  1.0270
         1.1592  1.0128
         1.1603  1.0121
         1.1604  1.0115
         1.1574  1.0133
         1.1578  1.0100
         1.1583  1.0019
         1.1568  1.0041
         1.1575  1.0011
         1.1478  0.9890
         1.1393  0.9765
         1.1374  0.9757
Feb      1.1303  0.9731
         1.1328  0.9768
         1.1338  0.9887
         1.1308  0.9760
         1.1283  0.9783
         1.1297  0.9862
         1.1303  0.9914
         1.1330  0.9865
         1.1303  0.9847
         1.1283  0.9783
         1.1247  0.9834
         1.1191  0.9842
         1.1231  0.9863
         1.1223  0.9850
         1.1072  1.0060
         1.1037  1.0017
         1.0994  0.9931
         1.0975  0.9763
         1.1069  0.9669
         1.0993  0.9643
         1.0891  0.9700
Mar      1.0929  0.9619
         1.0887  0.9618
         1.0825  0.9603
         1.0843  0.9560
         1.0901  0.9576
         1.0873  0.9684
         1.0961  0.9659
         1.0917  0.9648
         1.0948  0.9644
         1.0930  0.9696
         1.0916  0.9710
         1.1017  0.9694
         1.0993  0.9710
         1.0925  0.9703
         1.0918  0.9608
         1.0919  0.9691
         1.0924  0.9724
         1.0872  0.9645
         1.0745  0.9614
         1.0718  0.9524
         1.0734  0.9594
         1.0809  0.9574
         1.0780  0.9560
Apr      1.0707  0.9588
         1.0842  0.9647
         1.0785  0.9580
         1.0842  0.9590
         1.0785  0.9588
         1.0843  0.9591
         1.0780  0.9551
         1.0780  0.9524
         1.0718  0.9564
         1.0690  0.9550
         1.0610  0.9477
         1.0631  0.9369
         1.0614  0.9376
         1.0599  0.9379
         1.0633  0.9396
         1.0590  0.9265
         1.0649  0.9217
         1.0618  0.9083
         1.0597  0.9089
         1.0566  0.9120
         1.0570  0.9068
         1.0594  0.8891
May      1.0725  0.8907
         1.0779  0.8953
         1.0785  0.8950
         1.0790  0.9023
         1.0723  0.9097
         1.0667  0.9021
         1.0624  0.9080
         1.0652  0.9138
         1.0672  0.9053
         1.0672  0.8921
         1.0643  0.8952
         1.0632  0.8946
         1.0575  0.9036
         1.0589  0.9032
         1.0469  0.9096
         1.0439  0.9072
         1.0426  0.9310
         1.0436  0.9314
         1.0446  0.9328
         1.0360  0.9307
         1.0347  0.9432
         1.0330  0.9471
Jun      1.0298  0.9570
         1.0442  0.9600
         1.0451  0.9548
         1.0479  0.9526
         1.0519  0.9544
         1.0418  0.9619
         1.0420  0.9590
         1.0303  0.9530
         1.0329  0.9648
         1.0368  0.9622
         1.0324  0.9557
         1.0322  0.9455
         1.0320  0.9398
         1.0371  0.9358
         1.0443  0.9382
         1.0372  0.9444
         1.0339  0.9444
         1.0300  0.9515
         1.0248  0.9545
         1.0224  0.9526
         1.0252  0.9548
         1.0221  0.9527
Jul      1.0200  0.9484
         1.0187  0.9521
         1.0138  0.9497
         1.0179  0.9401
         1.0216  0.9339
         1.0221  0.9374
         1.0204  0.9351
         1.0204  0.9322
         1.0418  0.9237
         1.0526  0.9292
         1.0509  0.9343
         1.0501  0.9314
         1.0653  0.9391
         1.0628  0.9413
         1.0645  0.9331
         1.0716  0.9246
         1.0696  0.9266
         1.0680  0.9228
         1.0769  0.9137
         1.0794  0.9042
         1.0771  0.9075
         1.0712  0.9105
Aug      1.0752  0.9019
         1.0664  0.8991
         1.0635  0.9077
         1.0570  0.9046
         1.0559  0.9037
         1.0524  0.9135
         1.0508  0.9143
         1.0644  0.9152
         1.0655  0.9068
         1.0553  0.9027
         1.0502  0.8965
         1.0468  0.8967
         1.0440  0.9028
         1.0464  0.9024
         1.0449  0.9002
         1.0581  0.8966
         1.0583  0.8924
         1.0691  0.8878
         1.0607  0.8993
         1.0582  0.8876
         1.0591  0.8702
         1.0541  0.8740
Sep      1.0401  0.8664
         1.0401  0.8624
         1.0404  0.8596
         1.0388  0.8640
         1.0417  0.8617
         1.0401  0.8572
         1.0409  0.8527
         1.0462  0.8514
         1.0503  0.8463
         1.0416  0.8559
         1.0469  0.8794
         1.0432  0.8738
         1.0513  0.8813
         1.0616  0.8807
         1.0642  0.8830
         1.0717  0.8842
         1.0704  0.8788
         1.0692  0.8745
         1.0703  0.8727
         1.0722  0.8691
         1.0633  0.8686
Oct      1.0737  0.8682
         1.0761  0.8716
         1.0803  0.8644
         1.0888  0.8567
         1.0864  0.8491
         1.0833  0.8509
         1.0764  0.8391
         1.0808  0.8412
         1.0679  0.8406
         1.0668  0.8364
         1.0578  0.8365
         1.0533  0.8274
         1.0519  0.8273
         1.0519  0.8408
         1.0495  0.8433
         1.0507  0.8485
         1.0487  0.8588
         1.0439  0.8579
         1.0402  0.8619
         1.0362  0.8585
         1.0402  0.8585
Nov      1.0444  0.8554
         1.0315  0.8574
         1.0316  0.8624
         1.0319  0.8574
         1.0403  0.8571
         1.0306  0.8534
         1.0315  0.8517
         1.0329  0.8487
         1.0262  0.8460
         1.0177  0.8424
         1.0199  0.8401
         1.0138  0.8383
         1.0103  0.8503
         1.0077  0.8545
         1.0068  0.8577
         1.0026  0.8694
         1.0016  0.8768
Dec      1.0253  0.8876
         1.0223  0.8803
         1.0262
         1.0165
         1.0161
         1.0122
         1.0068
         1.0066
         1.0169
         1.0089
         1.0068
         1.0097
         1.0080
         1.0164
         1.0132
         1.0046
         1.0029
         1.0064
         1.0070

     In January 1999, the Euro was introduced with great fanfare. Originally expected to be a strong international currency, the Euro has declined against the Japanese yen and plummeted against the U.S. dollar.

     The plunging Euro presents a threat to the U.S. economy and stock market. Europe is by far the largest market for U.S. exports. As the dollar strengthens against the Euro, our exports become more expensive for European and other global consumers. Conversely, European imports become cheaper for American consumers as well as Latin American and Asian purchasers. This is making the already troublesome balance of trade deficit even more problematic for the U.S. Eventually, the dollar will have to be contained. While this will help on the balance of trade front, it may have the adverse affect of reducing foreign investment in U.S. capital markets. This is a long-term quandary without any easy solutions.

     A secondary effect of the weak Euro--but one with a more immediate impact on U.S. stocks--is that the earnings for U.S. multi-national companies that do a significant amount of business in Europe are being penalized significantly as Euro denominated revenues and profits are translated back into dollars for reporting purposes. This results in earnings shortfalls for some of the U.S. market's "bellwether" stocks.

THE ECONOMY

     Prior to the rapid increase in oil prices and the collapse of the Euro, the global economic picture looked relatively bright. Asia had recovered, Europe was gaining momentum, and after six Federal Reserve interest rate hikes, the U S. economy appeared headed for a soft landing. Now, this comfortable economic scenario is threatened. Will we have a "hard landing?"

EARNINGS

     The potential for slower economic growth in the U.S. has investors questioning whether third and fourth quarter corporate 2000 earnings will meet what may now be optimistic expectations.

     Relatively high equity evaluations do not leave much room for earnings disappointments. The most richly valued sectors of the market (technology in particular) are well above Benjamin Graham's "safety net". To wit, technology bellwether Intel lost approximately 20% of its market value in after hours trading following its announcement that third quarter revenues and earnings would fall modestly short of consensus Wall Street expectations. After a sharp decline on the opening bell the next day, stocks rebounded and ended the day mixed. We question whether stocks will continue to be so resilient if we see more widespread disappointments during the upcoming 2000 earnings reporting seasons.

THE ELECTION

     After this summer's relatively quiet campaigning, the political rhetoric is heating up as we approach the November election. There are very clear differences in the Republicans' and Democrats' positions on a number of economic issues, in particular, what to do with the growing Federal Government budget surplus. The Republicans favor large tax cuts. The Democrats are advocating using the surplus to continue to reduce government debt and plug some holes in the social safety net. The Republicans tend to view consolidation as an integral part of global economic evolution. The Democrats are concerned that consolidation will reduce competition, leaving consumers vulnerable. The Republicans do not want to interfere in the energy markets. The Democrats are calling for action. As we write, it appears the election is up for grabs, creating even more uncertainty in an already uncertain economic and market environment.

OUR ADVICE

     Our stock selection process is based on a "bottoms up" approach. We review relevant economic and market issues--a list of our current hopes and fears--and offer carefully considered opinions on their short-term investment implications. This is a courtesy to shareholders that want to know what we are thinking. It does not influence our investment strategy. We strive to identify and invest in undervalued companies with favorable long-term business prospects. Over the short-term, these stocks will be impacted by broad market trends. Over the long term, they will be judged on their own individual merit. So, our advice to shareholders is simply to be patient and have faith that selected businesses purchased at reasonable prices to intrinsic value will produce long-term rewards.

WHAT IS RISK ARBITRAGE?

     Simply stated, risk arbitrage is investing in a merger or acquisition target after the deal has been announced and pocketing the spread between the trading price of the target company following the announcement and the deal price upon closing. This spread is usually relatively narrow, offering a somewhat modest nominal total return. However, since deals generally close in much less than a year's time, this modest total return translates into a much more attractive annualized return.

MERGERS AND ACQUISITIONS

     The value of announced mergers and acquisitions in the U.S. during the first nine months of 2000 increased to $1.4 trillion from $1.2 trillion in the first nine months of 1999. Merger activity continues to surge as companies in industries such as banks, broadcasters, brokers, telecommunications, utilities, defense and health care combine in response to falling regulatory barriers and increased competition.

     A number of themes continued to surface in the first nine months of the year.Cross border mergers, minority buyouts, strategic acquisitions and hostile bids all highlighted a vibrant arbitrage environment. Arbitrage activity should remain dynamic during the coming months as strategic mergers and acquisitions continue to be announced in a variety of industries. We plan to capitalize on those opportunities that fit our investment philosophy.

INVESTMENT SCOREBOARD - FEATHERS IN OUR CAP AND BLACK EYES

     Utility stocks were our most consistent performers this quarter with AGL Resources, El Paso Electric, Southwest Gas, and Piedmont Natural Gas posting solid gains. Insurer Allstate and hospitality group Boca Resorts also rewarded us. Industrial cyclicals WHX Corp., Hi-Shear, and Carlyle Industries disappointed.

     At quarter end, approximately 20% of the portfolio was in cash reserves, which helped stabilize the portfolio in this volatile market environment.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

ACUSON CORP. (ACN - $22.75 - NYSE), a leader in the diagnostic ultrasound industry, has agreed to be acquired by Siemens Medical Engineering Group (SIE.GR
- $128.88 - Frankfurt Stock Exchange) in a $23.00 per share cash tender. This acquisition combines the companies' research and development efforts and global distribution networks with the potential for better, more cost-effective products. Siemens continues to transform itself from a large conglomerate into an advanced technology and communications specialist. The transaction is expected to close during the fourth quarter of 2000.

BESTFOODS  INC.  (BFO - $72.75 - NYSE)  agreed to a sweetened  buyout offer from
Unilever (UN - $48.25 - NYSE) of $73 per share in cash, or $24.3 billion including assumed debt. The merger will create the world's largest food company. The transaction is conditioned on the approvals of BFO and UN shareholders and regulatory approvals, including the European Union and United States antitrust clearance. The deal is not contingent upon financing. It is expected to close in the fourth quarter of 2000. The acquisition adds such well-known brands to UN's portfolio as Entenmann's baked goods and Hellmann's mayonnaise. It will be accretive to UN's cash earnings per share in the first full year of operation, resulting in cost savings of about $750 million annually. The hostile-turned-friendly deal is Unilever's third notable food acquisition in past months, as it recently acquired SlimFast diet foods and Ben & Jerry's ice cream for $2.6 billion.

DONALDSON, LUFKIN & JENRETTE INC. (DLJ - $89.4375 - NYSE) was acquired by Credit Suisse Group for $13.4 billion in cash and stock on November 2. DLJ shareholders received $90 per share. Credit Suisse paid DLJ's parent, French insurer Axa SA, $8.14 billion in cash and stock. All other shareholders got cash. Credit Suisse has spent about $12 billion the past three years to expand in insurance, money management, and securities. A purchase of DLJ, which generates four-fifths of its profit in the U.S., will strengthen the Credit Suisse First Boston investment bank's telecommunications and junk-bond businesses.

LG&E ENERGY CORP. (LGE - $23.875 - NYSE) will be purchased by the U.K.'s third largest power generator, PowerGen plc (PWG.LN - $8.56 - London Stock Exchange), for about $5.4 billion in cash and assumed debt. Under the terms of the transaction, PWG will pay LGE shareholders $24.85 per share in cash, plus a pro rated $0.33 per share dividend. The acquisition has received most approvals, including the shareholders of each company, the Federal Energy Regulatory Commission, the Kentucky Public Service Commission, and the Virginia State Corporation Commission. The last remaining condition is approval by the U.S. Securities and Exchange Commission. The combined company will have assets of nearly $12 billion and total revenues of $8.7 billion. The deal continues the trend of U.K. utilities buying their U.S. counterparts as the U.S. market opens for competition. It also ends PWG's two-year search for a U.S. partner, after it had held talks with Cinergy, Florida Progress, and Houston Industries.

PHOENIX INVESTMENT PARTNERS LTD. (PXP - $15.50 - NYSE), a Hartford, Connecticut based investment management company, agreed to be purchased by Phoenix Home Life Mutual Insurance Co., one of the nation's largest mutual life insurers, for $15.75 per share. Phoenix Home Life had previously made a $15.20 offer for PXP but raised their bid to $15.75 when PXP was sued by a shareholder for selling at too low a price. PXP manages roughly $66 billion in assets in a range of different disciplines.

PIONEER GROUP INC. (PIOG - $42.375 - Nasdaq) conducts its business through three strategic units: Pioneer Investment Management, Pioneer International Financial Services, and Pioneer Global Investments. Pioneer Investment Management includes the U.S. registered mutual funds, the offshore funds registered in Ireland and private institutional accounts. Pioneer International Financial Services includes investment management and financial services operations in different parts of the world. Pioneer Global Investments includes the company's diversified strategic businesses of international venture capital management and investing, real estate management and advisory services, and timber harvesting and development. UniCredito Italiano SpA (UC.MI - $4.79 - Milan Stock Exchange) entered into a definitive agreement to acquire Pioneer Group for $43.50 per share in a transaction valued at about $1.2 billion. The deal closed on October
24. In addition to the $43.50 in cash per share, PIOG shareholders received 0.2 `stubs' of a new company called Harbor Global (HRBG.OB - Nasdaq BB) per each original PIOG share. Harbor is comprised of the remaining Pioneer businesses that UniCredito did not want to incorporate into their own operation, including its Russian financial services operation, its natural resources businesses, and its interests in venture capital and real estate.

SHAW INDUSTRIES INC. (SHX - $18.50 - NYSE), manufacturer of tufted broadloom carpet, received an offer from Berkshire Hathaway (BRK - $58,800 - NYSE) to purchase between 80.1% and 86% of the shares outstanding for $19.00 per share in cash. The remainder of the shares outstanding will remain with Shaw management and Shaw family members who will remain after the transaction is completed. Berkshire Hathaway's Warren Buffet is expecting the world's largest carpet maker to benefit from growth in home building and construction. The transaction is expected to close in early 2001.

URBAN SHOPPING CENTERS INC. (URB - $47.50 - NYSE), the U.S. regional mall owner and operator, was acquired by Dutch-based U.S. regional mall property company Rodamco North America NV on October 31. The all-cash tender of URB shares at $48.00 values the deal at $3.4 billion including debt. The acquisition will bring in house many of the functions that Rodamco currently outsources to third parties. It is estimated that Rodamco paid a premium of approximately 25% of the value of URB's assets.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

     Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

     In the third quarter of 2000, ongoing market volatility reinforced the benefits of our conservatively managed portfolio. We will continue to use a prudent mix of undervalued equities, risk arbitrage investments, and U.S. Treasury securities to meet our shared investment objectives.

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABCX. Please call us during the business day for further information.

                                                     Sincerely,

                                                     /S/ MARIO J. GABELLI

                                                     MARIO J. GABELLI, CFA
                                                     Portfolio Manager and
                                                     Chief Investment Officer

November 14, 2000



--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 2000
                               ------------------
Bestfoods Inc.                           Pioneer Group Inc.
Southdown Inc.                           Eastern Enterprises
Beringer Wine Estates Holdings Inc.      Acuson Corp.
Shaw Industries Inc.                     Urban Shopping Centers Inc.
Donaldson, Lufkin & Jenrette Inc.         LG&E Energy Corp.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
              COMMON STOCKS -- 97.5%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.7%
     15,000   Detroit Diesel Corp. ........   $     342,187
     10,000   Federal-Mogul Corp. .........          54,375
                                              -------------
                                                    396,562
                                              -------------
              AVIATION: PARTS AND SERVICES -- 0.9%
     25,000   Aviall Inc.+ ................         160,938
     10,000   Fairchild Corp., Cl. A+ .....          63,750
      7,000   Hi-Shear Industries Inc. ....          12,250
     22,000   Kaman Corp., Cl. A ..........         277,750
                                              -------------
                                                    514,688
                                              -------------
              BROADCASTING -- 2.3%
      7,000   BHC Communications Inc., Cl. A+     1,101,625
      4,000   Liberty Corp. ...............         138,500
      2,000   Salem Communications Corp., Cl. A+     25,375
      1,000   United Television Inc. ......         147,000
                                              -------------
                                                  1,412,500
                                              -------------
              BUILDING AND CONSTRUCTION -- 11.6%
    100,000   Southdown Inc. ..............       7,125,000
                                              -------------
              BUSINESS SERVICES -- 0.8%
     25,000   Cendant Corp.+ ..............         271,875
     17,000   National Processing Inc.+ ...         236,937
      2,580   ProcureNet Inc.+ ............             387
                                              -------------
                                                    509,199
                                              -------------
              COMPUTER SOFTWARE AND SERVICES -- 0.1%
      1,000   Global Sources Ltd.+ ........          32,125
      1,000   Policy Management Systems Corp.+       13,500
                                              -------------
                                                     45,625
                                              -------------
              CONSUMER PRODUCTS -- 10.9%
    350,000   Shaw Industries Inc. ........       6,475,000
     28,942   Syratech Corp.+ .............         227,918
                                              -------------
                                                  6,702,918
                                              -------------
              DIVERSIFIED INDUSTRIAL -- 0.2%
      6,000   Ampco-Pittsburgh Corp. ......          61,500
     10,000   Katy Industries Inc. ........          70,000
                                              -------------
                                                    131,500
                                              -------------
              ENERGY AND UTILITIES: ELECTRIC -- 5.2%
      5,000   Bangor Hydro-Electric Co. ...         120,938
     31,000   El Paso Electric Co.+ .......         426,870
     25,000   Florida Progress Corp. ......       1,323,437
     20,000   GPU Inc. ....................         648,750
     25,000   Northeast Utilities .........         542,187
      5,000   St. Joseph Light & Power Co.           96,562
                                              -------------
                                                  3,158,744
                                              -------------
              ENERGY AND UTILITIES: INTEGRATED -- 3.0%
     75,000   LG&E Energy Corp. ...........       1,832,812
                                              -------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
              ENERGY AND UTILITIES: NATURAL GAS -- 9.7%
     20,000   AGL Resources Inc. ..........   $     401,250
     20,000   Columbia Energy Group .......       1,420,000
     35,000   Eastern Enterprises .........       2,233,438
     14,300   EnergyNorth Inc. ............         867,831
      6,000   Piedmont Natural Gas Co. Inc.         183,750
     40,000   Southwest Gas Corp. .........         837,500
                                              -------------
                                                  5,943,769
                                              -------------
              ENERGY AND UTILITIES: WATER -- 3.3%
     19,000   E'Town Corp. ................       1,270,625
      6,500   SJW Corp. ...................         771,875
                                              -------------
                                                  2,042,500
                                              -------------
              ENTERTAINMENT -- 0.6%
      5,000   Fisher Companies Inc. .......         360,000
                                              -------------
              EQUIPMENT AND SUPPLIES -- 0.3%
      9,674   Juno Lighting Inc. ..........          52,602
     10,000   UCAR International Inc.+ ....         126,875
                                              -------------
                                                    179,477
                                              -------------
              FINANCIAL SERVICES -- 15.6%
      1,500   Allstate Corp. ..............          52,125
     32,000   Argonaut Group Inc. .........         560,000
     50,000   Donaldson, Lufkin & Jenrette Inc.   4,471,875
      5,000   Leucadia National Corp. .....         133,750
        562   Markel Corp.+ ...............          85,284
    105,000   Phoenix Investment Partners Ltd.    1,627,500
     60,000   Pioneer Group Inc.+ .........       2,638,125
                                              -------------
                                                  9,568,659
                                              -------------
              FOOD AND BEVERAGE -- 23.5%
     20,000   Advantica Restaurant Group Inc.+       11,875
    125,000   Beringer Wine Estates Holdings
                Inc., Cl. B+ ..............       6,945,313
    100,000   Bestfoods Inc. ..............       7,275,000
     15,000   Whitman Corp. ...............         173,438
                                              -------------
                                                 14,405,626
                                              -------------
              HEALTH CARE -- 3.1%
     84,000   Acuson Corp.+ ...............       1,911,000
                                              -------------
              HOME FURNISHINGS -- 0.2%
    320,000   Carlyle Industries Inc.+ ....         100,000
      8,000   O'Sullivan Industries Holdings
                 Inc.+ ....................           4,160
                                              -------------
                                                    104,160
                                              -------------
              HOTELS AND GAMING -- 0.0%
      2,500   Boca Resorts Inc., Cl. A+ ...          27,344
                                              -------------
              METALS AND MINING -- 0.0%
     10,000   Royal Oak Mines Inc.+ .......              65
                                              -------------

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
              COMMON STOCKS (CONTINUED)
              REAL ESTATE -- 3.5%
     20,000   Griffin Land & Nurseries Inc.+   $    252,500
      3,169   HomeFed Corp.+ ...............          1,901
     40,000   Urban Shopping Centers Inc. ..      1,900,000
                                               ------------
                                                  2,154,401
                                               ------------
              RETAIL -- 0.1%
      8,000   Lillian Vernon Corp. .........         78,000
                                               ------------
              SPECIALTY CHEMICALS -- 1.4%
     30,000   Lilly Industries Inc., Cl. A          885,000
                                               ------------
              TELECOMMUNICATIONS -- 0.5%
     65,000   GST Telecommunications Inc.+            2,210
      9,500   Shenandoah Telecommunications Co.     320,625
      3,000   Telegroup Inc.+ ..............             23
                                               ------------
                                                    322,858
                                               ------------
              TRANSPORTATION -- 0.0%
      4,032   World Airways Inc.+ ..........          3,402
                                               ------------
              WIRELESS COMMUNICATIONS -- 0.0%
        500   American Tower Corp., Cl. A+ .         18,844
                                               ------------
              TOTAL COMMON STOCKS ..........     59,834,653
                                               ------------

              PREFERRED STOCKS -- 0.5%
              DIVERSIFIED INDUSTRIAL -- 0.2%
              WHX Corp.,
     12,500    6.50% Cv. Pfd., Ser. A ......         82,031
      7,500    $3.75 Cv. Pfd., Ser. B ......         49,219
                                               ------------
                                                    131,250
                                               ------------
              TELECOMMUNICATIONS -- 0.3%
      3,000   Citizens Communications Co.,
               5.00% Cv. Pfd. .............         162,750
                                               ------------
              TOTAL PREFERRED STOCKS ......         294,000
                                               ------------

   PRINCIPAL                                       MARKET
    AMOUNT                                         VALUE
   ---------                                       ------
              CORPORATE BONDS -- 0.2%
              ENVIRONMENTAL SERVICES -- 0.1%
  $  34,000   Waste Management Inc., Sub. Deb. Cv.
               4.00%, 02/01/02 ...........     $     31,748
                                               ------------
              HOME FURNISHINGS -- 0.0%
     50,000   Pillowtex Corp., Sub. Deb. Cv.
               6.00%, 03/15/12 ...........            4,500
                                               ------------
              HOTELS AND GAMING -- 0.1%
    100,000   Hilton Hotels Corp., Sub. Deb. Cv.
               5.00%, 05/15/06 ...........           84,375
                                               ------------
              RETAIL -- 0.0%
    200,000   RDM Sports Group Inc., Cv.
               8.00%, 08/15/03 ...........           20,500
                                               ------------
              TRANSPORTATION -- 0.0%
    850,000   Builders Transport Inc., Cv.
               6.50%, 05/01/11 ...........                0
                                               ------------
              TOTAL CORPORATE BONDS ......          141,123
                                               ------------
     SHARES
     ------

              RIGHTS -- 0.0%
              FINANCIAL SERVICES -- 0.0%
        562   Markel Corp. Rights+ .......            4,215
                                               ------------
  PRINCIPAL
   AMOUNT
  ---------
              U.S. GOVERNMENT OBLIGATIONS -- 19.7%
$12,221,000   U.S. Treasury Bills,
               6.12% to 6.27%++,
               due 10/05/00 to 12/14/00 ...      12,117,691
                                               ------------
              TOTAL INVESTMENTS -- 117.9%
                (Cost $74,559,561) ........      72,391,682

              OTHER ASSETS AND
                LIABILITIES (NET) -- (17.9%)    (11,012,513)
                                               ------------
              NET ASSETS -- 100.0%
                (6,038,091 shares outstanding) $ 61,379,169
                                               ============
------------------------
+ Non-income producing security.
++ Represents annualized yield at date of purchase.

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------
GABELLI ASSET FUND ________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _______________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _____________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTI-CLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND  ____________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND  ______________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion.
(NO-LOAD)                                 PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND ___________
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTI-CLASS)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND __________
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTI-CLASS)
                                              PORTFOLIO MANAGER:  PATRICIA FRAZE

GABELLI EQUITY INCOME FUND ________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND __________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTI-CLASS)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK} FUND _____
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTI-CLASS)
                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                                          MARC J. GABELLI,  LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND ________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation.
MAX. SALES CHARGE: 51/2% (MULTI-CLASS)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  ______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  _________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  _____________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND ____________
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity.
(NO-LOAD)        PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND ______________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTI-CLASS) TEAM MANAGED

  GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and
  capital appreciation. (MULTI-CLASS)                               TEAM MANAGED

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's
  primary objective is capital appreciation. (MULTI-CLASS)          TEAM MANAGED

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
  (MULTI-CLASS)                                                     TEAM MANAGED

GABELLI GOLD FUND _________________________
  Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation.
  Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND __________
  Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
  diversification. (MULTI-CLASS)                 PORTFOLIO MANAGER: CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY
FLUCTUATION,   ECONOMIC  AND  POLITICAL   RISKS.  THE  FUNDS  LISTED  ABOVE  ARE
DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------
           TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE
            PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND,
           INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:
                                 www.gabelli.com
                                    OR, CALL:
                                  1-800-GABELLI
         1-800-422-3554 [BULLET] 914-921-5100 [BULLET] FAX: 914-921-5118
                           [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                  THE GABELLI ABC FUND
                  One Corporate Center
                Rye, New York 10580-1434
                      1-800-GABELLI
                     [1-800-422-3554]
                   FAX: 1-914-921-5118
                 HTTP://WWW.GABELLI.COM
                E-MAIL: INFO@GABELLI.COM
    (Net Asset Value may be obtained daily by calling
             1-800-GABELLI AFTER 6:00 P.M.)

                 BOARD OF TRUSTEES
Mario J. Gabelli, CFA           Mary E. Hauck
CHAIRMAN AND CHIEF              (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER              GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC.   MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita             Karl Otto Pohl
ATTORNEY-AT-LAW                 FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.       DEUTSCHE BUNDESBANK

Vincent D. Enright              Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT    MEDICAL DIRECTOR
AND CHIEF FINANCIAL OFFICER     LAWRENCE HOSPITAL
KEYSPAN ENERGY CORP.

                     OFFICERS
Mario J. Gabelli, CFA           Bruce N. Alpert
PRESIDENT AND                   EXECUTIVE VICE PRESIDENT
CHIEF INVESTMENT OFFICER        AND TREASURER

James E. McKee
SECRETARY


                       DISTRIBUTOR
                  Gabelli & Company, Inc.

       CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
           State Street Bank and Trust Company

                    LEGAL COUNSEL
         Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB408Q300SR

                                                [Photo of Mario Gabelli omitted]

                                          THE
                                          GABELLI
                                          ABC
                                          FUND



                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2000